Exhibit 10.15

NUMBER: SIX THOUSAND FOUR HUNDRED

MINUTES: SIX THOUSAND TWO HUNDRED EIGHTEEN

KR-437075

FIRST ADDENDUM TO THE LOAN-BACKING

ASSIGNMENT AGREEMENT

ENTERED INTO BY, ON THE ONE HAND, SCOTIABANK PERU S.A.A., AND, ON THE OTHER HAND, ONCOSALUD S.A.C.

*************************************************************************************

INTRODUCTION:

IN THE CITY OF LIMA ON JULY THE TWENTY-FIRST (21) OF THE YEAR TWO THOUSAND TWENTY (2020), BEFORE ME ALFREDO PAINO SCARPATI, NOTARY OF LIMA.

APPEAR:

MR.: CARLOS ALBERTO CORREA BELAUNDE, WHO DECLARES TO BE A NATIONAL OF: PERU, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: OFFICIAL, AND RESIDE IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 10219196

(TEN MILLION TWO HUNDRED NINETEEN THOUSAND ONE HUNDRED NINETY-SIX).

MRS.: YUVIDZA INFANTAS BLAZEVIC, WHO DECLARES TO BE A NATIONAL OF: PERU, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: OFFICIAL, AND RESIDE IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 07877305 (ZERO SEVEN MILLION EIGHT HUNDRED SEVENTY-SEVEN THOUSAND THREE HUNDRED FIVE).

WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF SCOTIABANK PERU S.A.A., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372 (ONE THOUSAND THREE HUNDRED SEVENTY-TWO), IT HAS BEEN VERIFIED IN THE SUNAT (Superintendencia Nacional de Aduanas y de Administración Tributaria [National Superintendency of Customs and Tax Administration]) SYSTEM, THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER 20100043140 (TWENTY BILLION ONE HUNDRED MILLION FORTY-THREE THOUSAND ONE HUNDRED FORTY), WITH ADDRESS IN AVE. DIONISIO DERTEANO NUMBER 102 (ONE HUNDRED TWO), DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, AND WHO DECLARE TO BE DULY EMPOWERED ACCORDING TO THE POWERS REGISTERED IN THE RECORD NUMBER 11008578 (ELEVEN MILLION EIGHT THOUSAND FIVE HUNDRED SEVENTY-EIGHT) OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MR.: OSCAR LEONARDO BACHERER FASTONI, WHO DECLARES TO BE A NATIONAL OF: BOLIVIA, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND RESIDE IN THIS CAPITAL, DULY IDENTIFIED WITH FOREIGN RESIDENT ID CARD: 000499580 (ZERO ZERO ZERO FOUR HUNDRED NINETY-NINE THOUSAND FIVE HUNDRED EIGHTY).

Digitally signed document. See authenticity at https://iofesign.com/#/verificar Code 02c49de80a

This notarial certificate is issued in accordance with the provisions of Articles 24 and 28 of Legislative

Decree No. 1049 - Legislative Decree of Notaries, in accordance with the regulations of the law on digital signatures and certificates and its regulations approved by Supreme Decree No. 052-2008-PCM.

This notarized document in digital format contains the copy of the Public Deed, the verification of which is available through the QR code of the verification link indicated.

[logo:] PANIO NOTRIA 08/17/2020 15:36 Digitally Certified Document JOSÉ ALFREDO PAINO SCARPATI

MR.: JUAN RAFAEL SERVAN ROCHA, WHO DECLARES TO BE A NATIONAL OF: PERU, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND RESIDE IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 08202257 (ZERO EIGHT MILLION TWO HUNDRED TWO THOUSAND TWO HUNDRED FIFTY-SEVEN).

WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF ONCOSALUD S.A.C., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372, IT HAS BEEN VERIFIED IN THE SUNAT (Superintendencia Nacional de Aduanas y de Administración Tributaria [National Superintendency of Customs and Tax Administration]) SYSTEM, THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER: 20101039910 (TWENTY BILLION TONE HUNDRED ON MILLION THIRTY-NINE THOUSAND NINE HUNDRED TEN), WITH ADDRESS IN AVE. REPUBLICA DE PANAMA NUMBER 4575 (FOUR THOUSAND FIVE HUNDRED SEVENTY-FIVE), UNIT 06, (SIX), SURQUILLO URBAN DEVELOPMENT, DISTRICT OF SURQUILLO, PROVINCE AND DEPARTMENT OF LIMA, AND WHO DECLARE TO BE DULY EMPOWERED ACCORDING TO THE POWERS REGISTERED IN THE RECORD NUMBER 00558907 (ZERO ZERO FIVE HUNDRED FIFTY-EIGHT THOUSAND NINE HUNDRED SEVEN) OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

I ATTEST TO HAVING IDENTIFIED THE APPEARING PARTIES, WHO PROCEED WITH CAPACITY, FREEDOM AND ENOUGH KNOWLEDGE OF THE ACT THEY PERFORM AND WHO ARE PROFICIENT IN THE SPANISH LANGUAGE; ALSO, HAVING USED THE FINGERPRINT-BASED BIOMETRICS COMPARISON MECHANISM AND RENIEC’S (Registro Nacional de Identificación y Estado Civil [National Civil Registry]) ONLINE CONSULTATION IN COMPLIANCE WITH PARAGRAPH D) OF ARTICLE 54, AND ARTICLE 55 OF LEGISLATIVE DECREE No. 1049 OF THE NOTARY LAW, AS AMENDED BY LEGISLATIVE DECREES No. 1350 AND No. 1232 RESPECTIVELY, AS WELL AS THE ONLINE CONSULTATION OF THE NATIONAL IMMIGRATION AGENCY, AND I HAVE VERIFIED THE CATEGORY AND MIGRATORY STATUS IN FORCE AT THE TIME OF CONTRACTING, IN COMPLIANCE WITH THE PROVISIONS OF PARAGRAPH D) OF ARTICLE 54, AND PARAGRAPH C) OF ARTICLE 55 OF LEGISLATIVE DECREE No. 1049 OF THE NOTARY LAW, AS AMENDED BY LEGISLATIVE DECREES No. 1350 AND No. 1232 RESPECTIVELY, RECORDING IN A PUBLIC DEED THE MINUTES SIGNED AND AUTHORIZED, WHICH I FILE IN ITS RESPECTIVE FILE, AND THE WORDING OF WHICH IS AS FOLLOWS:

MINUTES: NOTARY:

PLEASE ISSUE IN YOUR REGISTER OF PUBLIC DEEDS ONE FOR THE FIRST ADDENDUM TO THE LOAN-BACKING ASSIGNMENT AGREEMENT (HEREINAFTER REFERRED TO AS “THE ADDENDUM”), WHICH IS ENTERED INTO BY, ON THE ONE HAND:

(I) SCOTIABANK PERU S.A.A., IDENTIFIED WITH RUC (Registro Único de Contribuyentes [Unique Taxpayer Registry]) No. 20100043140, A COMPANY REGISTERED IN THE RECORD 11008578 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA’S REGISTRATION OFFICE, WITH ADDRESS IN AV. DIONISIO DERTEANO 102, SAN ISIDRO, DULY REPRESENTED BY MR. CARLOS ALBERTO CORREA BELAUNDE, IDENTIFIED WITH D.N.I. (Documento Nacional de Identidad [National Identification Document]) No. 10219196, AND BY MRS. YUVIDZA INFANTAS BLAZEVIC, IDENTIFIED WITH D.N.I. (Documento Nacional de Identidad [National Identification Document]) No. 07877305, EMPOWERED WITH THE POWERS REGISTERED IN THE RECORD NUMBER

Digitally signed document. See authenticity at https://iofesign.com/#/verificar Code 02c49de80a

11008578 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA’S PUBLIC REGISTRIES, WHICH WILL HEREINAFTER BE REFERRED TO AS “THE BANK” AND, ON THE OTHER HAND,                                          (II) ONCOSALUD S.A.C., IDENTIFIED WITH UNIQUE TAXPAYER REGISTRY No. 20101039910, WITH ADDRESS IN AVE. REPUBLICA DE PANAMA No. 4575 UNIT 6, SURQUILLO URBAN DEVELOPMENT, DISTRICT OF SURQUILLO, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY MR. OSCAR LEONARDO BACHERER FASTONI, IDENTIFIED WITH FOREIGN RESIDENT ID CARD No. 000499580 AND MR. JUAN RAFAEL SERVAN ROCHA, IDENTIFIED WITH D.N.I. (Documento Nacional de Identidad [National Identification Document]) No. 08202257, DULY EMPOWERED ACCORDING TO THE POWERS THAT ARE REGISTERED IN ELECTRONIC RECORD No. 00558907 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA, HEREINAFTER REFERRED TO AS “THE CLIENT”.

THE BANK AND THE CLIENT, TOGETHER, SHALL BE REFERRED TO AS “THE PARTIES”.

THIS AGREEMENT IS ENTERED INTO SUBJECT TO THE FOLLOWING RULES:

FIRST.

BACKGROUND.

1.1. ON FEBRUARY 3 (THREE), 2020 (TWO THOUSAND TWENTY), THE BANK AND THE CLIENT ENTERED INTO A LOAN-BACKING ASSIGNMENT AGREEMENT (HEREINAFTER REFERRED TO AS “THE MAIN AGREEMENT”), ACCORDING TO THE TERMS AND CONDITIONS AGREED THEREIN.

SECOND.

PURPOSE.

2.1 BY MEANS OF THIS DOCUMENT, THE PARTIES MUTUALLY AGREE TO AMEND THE SECOND CLAUSE: BACKGROUND RECORDED IN THE MAIN AGREEMENT, ADOPTING THE FOLLOWING WORDING:

“THE BANK HAS GRANTED THE CLIENT THE FOLLOWING FACILITIES:

B) ON FEBRUARY 3 (THREE), 2020 (TWO THOUSAND TWENTY), A LOAN FOR UP TO S/ 70,000,000.00 (SEVENTY MILLION AND 00/100 SOLES) OR ITS EQUIVALENT IN DOLLARS, UNDER THE MODALITY OF N/R CONSTRUCTION LEASING.

A) ON JULY 13 (THIRTEEN), 2020 (TWO THOUSAND TWENTY), A LOAN FOR UP TO S/21,000,000.00 (TWENTY-ONE MILLION AND 00/100 SOLES) OR ITS EQUIVALENT IN DOLLARS, UNDER THE MODALITY OF N/R CLINICAL EQUIPMENT LEASING.

UNLESS EXPRESSLY INDICATED, THE TERM “ACTIVATION DATE” USED IN THIS AGREEMENT SHALL HAVE THE MEANING INDICATED IN THE FINANCIAL LEASE AGREEMENT DESCRIBED IN PARAGRAPH A) OF THIS CLAUSE.”

2.2 BY MEANS OF THIS DOCUMENT, THE PARTIES AGREE TO REPLACE ANNEX No. 1 RECORDED IN THE MAIN AGREEMENT, FOR THAT INDICATED IN APPENDIX A TO THIS DOCUMENT.

2.3 BY MEANS OF THIS DOCUMENT, THE PARTIES AGREE TO REPLACE ANNEX No. 2 RECORDED IN THE MAIN AGREEMENT, FOR THAT INDICATED IN APPENDIX B TO THIS DOCUMENT.

THIRD.

RATIFICATION OF THE PARTIES.

3.1. FINALLY, THE PARTIES DECLARE THAT THE OTHER ANNEXED CLAUSES, TERMS AND CONDITIONS CONTAINED IN THE MAIN AGREEMENT SHALL REMAIN IN FORCE, WITH THE EXCEPTION OF THE PROVISIONS OF THE ADDENDUM.

3.2. IN ADDITION, THE PARTIES DECLARE THAT THE AMENDMENTS TO THE ADDENDUM DO NOT CONSTITUTE, UNDER ANY EVENT, A NOVATION.

Digitally signed document. See authenticity at https://iofesign.com/#/verificar Code 02c49de80a

3.3. BOTH CONTRACTING PARTIES DECLARE THAT IN THE EXECUTION OF THE ADDENDUM THERE HAS BEEN NO GROUNDS WHATSOEVER OF NULLITY OR VOIDABILITY THAT INVALIDATES IT, SINCE BOTH HAVE ACTED WITH COMPLETE FREEDOM AND FULL KNOWLEDGE OF THEIR RIGHTS AND OBLIGATIONS.

3.4. THE TERMS IN CAPITAL LETTERS THAT ARE NOT EXPRESSLY DEFINED IN THE ADDENDUM SHALL HAVE THE MEANING ASSIGNED TO THEM IN THE MAIN AGREEMENT.

PLEASE ADD MR. NOTARY, THE OTHER CLAUSES OF LAW AND FORWARD THE AUTHENTIC COPIES TO THE PUBLIC REGISTRIES WHEN REQUESTED BY THE PARTIES.

LIMA, JULY 13 (THIRTEEN), 2020 (TWO THOUSAND TWENTY)

HEREUNDER FOUR ILLEGIBLE SIGNATURES THIS MINUTES HAS BEEN AUTHORIZED BY DR. JULISA DEL CARMEN VASQUEZ PASACHE, LAWYER, REGISTERED IN THE LIMA BAR ASSOCIATION WITH THE NUMBER: FIFTY-EIGHT THOUSAND SIX HUNDRED FORTY-ONE.- AN ILLEGIBLE SIGNATURE.

INSERT.

APPENDIX A

ANNEX No. 1

OF THE LOAN-BACKING ASSIGNMENT AGREEMENT

•	CLIENT: ONCOSALUD S.A.C.

•	CLIENT’S ACTIVITY: ONCOLOGY SERVICES AND DEVELOPMENT OF ONCOLOGICAL PROGRAMS.

•	AMOUNT OF THE LOAN TO BE GRANTED: UP TO PEN 91,000,000.00 (NINETY-ONE MILLION AND 00/100 SOLES)

•	LOAN MODALITY: N/R CONSTRUCTION LEASING AND N/R CLINICAL EQUIPMENT LEASING.

LIST OF ASSIGNED RIGHTS

No.== == BORROWER.== == TITLE OR DOCUMENT.== == AMOUNT / PERCENTAGE

1.== == PATIENTS / CLIENTS WHO RECEIVE ONCOLOGICAL OR HEALTH SERVICES OR PURCHASE PRODUCTS OF ONCOSALUD S.A.C AT CLINICA CHICLAYO.

SLIPS AND/OR INVOICES OR ANY OTHER PROOF OF PAYMENT THAT IS ISSUED FROM THE ONCOLOGICAL OR HEALTH SERVICE OR FROM THE SALE OF THE PRODUCTS OF ONCOSALUD S.A.C AT CLINICA CHICLAYO. .== == IN ACCORDANCE WITH THE PROVISIONS OF THE THIRD CLAUSE, THE TOTAL AMOUNT OF THE ASSIGNED RIGHTS SHALL CORRESPOND TO 30% OF THE ANNUAL SALES, IN ADDITION TO COMPLYING WITH A DEBT COVERAGE RATIO.

- THE BANK RESERVES THE RIGHT TO MAKE THE USES OR DISBURSEMENTS OF THE APPROVED LOANS BACKED BY THIS ASSIGNMENT OF RIGHTS, WHEN THERE ARE JUSTIFIED REASONS FOR SUCH A MEASURE.

IN THE EVENT THAT THERE WERE RESTRICTIONS FOR THE ASSIGNMENT OF RIGHTS, FINANCIAL CLAIMS OR INVOICES DETAILED ABOVE IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE 1210 OF THE CIVIL CODE, WHICH HAD BEEN EXPRESSED IN AN AGREEMENT BETWEEN THE CLIENT AND THE DEBTOR OF SUCH FINANCIAL CLAIMS, IT MUST BE UNDERSTOOD THAT THIS ASSIGNMENT CORRESPONDS TO THE FLOWS THAT THE CLIENT RECEIVES FOR THE COLLECTION OF SUCH FINANCIAL CLAIMS, THE LATTER MAINTAINING AS WELL AS THE DEPOSITARY, ITS OBLIGATIONS AND RESPONSIBILITIES TO THE BANK.

Digitally signed document. See authenticity at https://iofesign.com/#/verificar Code 02c49de80a

THIS ANNEX FORMS AN INTEGRAL PART OF THE LOAN-BACKING ASSIGNMENT AGREEMENT THAT THE CLIENT HAS SIGNED WITH THE BANK.

LIMA, JULY 13, 2020

SCOTIABANK PERU S.A.A., PP. CARLOS ALBERTO CORREA BELAUNDE, AN ILLEGIBLE SIGNATURE

SCOTIABANK PERU S.A.A., PP. YUVIDZA INFANTAS BLAZEVIC, AN ILLEGIBLE SIGNATURE

ONCOSALUD S.A.C., PP. OSCAR LEONARDO BACHERER FASTONI, AN ILLEGIBLE SIGNATURE

ONCOSALUD S.A.C., PP. JUAN RAFAEL SERVAN ROCHA, AN ILLEGIBLE SIGNATURE

INSERT.

APPENDIX B

ANNEX No. 2

FINANCIAL DEFINITIONS

(I) DEBT COVERAGE RATIO: THE CALCULATION OF THIS RATIO SHALL BE MADE IN ACCORDANCE WITH THE FOLLOWING FORMULA:

ASSIGNED RIGHTS / (CPLTD + F.E.)

TO CALCULATE THE ASSIGNED RIGHTS AND F.E. THE FLOWS OF THE CORRESPONDING ACCOUNTS SHOULD BE CONSIDERED ACCUMULATING THE LAST 12 MONTHS FROM THE CUT-OFF DATE OF THE FS UNDER EVALUATION.

(II) FINANCIAL EXPENSES (F.E): IT CORRESPONDS TO THE SET OF FINANCIAL EXPENSES INCURRED IN THE LAST 12 MONTHS BY THE CLIENT EXCLUDING THE FINANCIAL INCOME AND THE PROFIT OR LOSS FOR EXCHANGE DIFFERENCES. ACCORDING TO THE CORRESPONDING FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH THE GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

(III) CURRENT PORTION OF LONG-TERM DEBT (C.P.L.T.D): IT SHALL INCLUDE ALL CAPITAL PAYMENTS (DEPRECIATIONS) CORRESPONDING TO ANY DEBT, THE PAYMENT OBLIGATION OF WHICH IS SCHEDULED FOR THE NEXT TWELVE (12) MONTHS, AS FROM THE CUT-OFF DATE OF THE FINANCIAL STATEMENTS UNDER EVALUATION. THIS DEFINITION APPLIES TO THE CURRENT PORTION OF ANY DEBT THAT COMES FROM OR HAS COME FROM A PAYMENT SCHEDULE GREATER THAN OR EQUAL TO TWELVE MONTHS (BOTH WITH SUPPLIERS IN GENERAL, SUNAT, AND WITH FINANCIAL INSTITUTIONS).

CONCLUSION.

THIS DEED BEGINS ON PAGE SERIES NUMBER 10133880 AND ENDS ON PAGE SERIES NUMBER 10133882 OVERLEAF.

HAVING FORMALIZED THE INSTRUMENT, AND IN ACCORDANCE WITH ARTICLE 27 OF LEGISLATIVE DECREE NUMBER 1049, NOTARY LAW, I HEREBY STATE FOR THE RECORD THAT THE INTERESTED PARTIES WERE INFORMED OF THE LEGAL EFFECTS OF IT; THE APPEARING PARTIES READ IT, AFTER WHICH THEY AFFIRMED AND RATIFIED IT IN TERMS OF ITS CONTENT, SIGNING IT, DECLARING THAT IT IS A VALID AND NOT SIMULATED ACT, ALSO STATING TO KNOWN THE BACKGROUND AND/OR TITLES ORIGINATING THIS INSTRUMENT, AND RECOGNIZING AS THEIR OWN THE SIGNATURES OF THE ORIGINAL MINUTES, THE GRANTORS GIVE THEIR EXPRESS CONSENT FOR THE PROCESSING OF THEIR PERSONAL DATA AND THE PURPOSE GIVEN TO IT IN ACCORDANCE WITH THE PROVISIONS OF LAW 29733 AND ITS REGULATIONS.

Digitally signed document. See authenticity at https://iofesign.com/#/verificar Code 02c49de80a

I HEREBY STATE FOR THE RECORD THAT IN GRANTING THIS PUBLIC DEED, MEASURES OF CONTROL AND DILIGENCE ON THE PREVENTION OF MONEY LAUNDERING HAVE BEEN TAKEN, INCLUDING THE IDENTIFICATION OF THE FINAL BENEFICIARY IN ACCORDANCE WITH PARAGRAPH K) OF ARTICLE 59 OF LEGISLATIVE DECREE No. 1049 OF THE NOTARY LAW, AS AMENDED BY LEGISLATIVE DECREE No. 1232, TO ALL OF WHICH I ATTEST. SERVAN ROCHA JUAN RAFAEL SIGNS IN REPRESENTATION OF ONCOSALUD S.A.C. ON JULY THE TWENTY-FOURTH OF TWO THOUSAND TWENTY, A FINGERPRINT; CORREA BELAUNDE CARLOS ALBERTO SIGNS IN REPRESENTATION OF SCOTIABANK PERU S.A.A. ON AUGUST THE TENTH OF TWO THOUSAND TWENTY, A FINGERPRINT; INFANTAS BLAZEVIC YUVIDZA SIGNS IN REPRESENTATION OF SCOTIABANK PERU S.A.A. ON AUGUST THE TENTH OF TWO THOUSAND TWENTY, A FINGERPRINT; BACHERER FASTONI OSCAR LEONARDO SIGNS IN REPRESENTATION OF ONCOSALUD S.A.C. ON JULY THE TWENTY-FOURTH OF TWO THOUSAND TWENTY, A FINGERPRINT. AFTER THE SIGNING PROCESS, I SIGN THIS INSTRUMENT ON AUGUST THE TENTH OF TWO THOUSAND TWENTY, ALFREDO PAINO SCARPATI, NOTARY OF LIMA.

IT IS A COPY OF THE PUBLIC DEED THAT IS INCLUDED IN MY RECORD ON JULY 21, 2020, ON PAGES 71880 - 71882V, AND I ISSUE THIS AT THE REQUEST OF THE INTERESTED PARTY, ACCORDING TO LAW.

Digitally signed document. See authenticity at https://iofesign.com/#/verificar Code 02c49de80a